EXHIBIT 10.29


                            FIRST AMENDMENT TO THE
                             EMPLOYMENT AGREEMENT
                              DATED MAY 1, 1999,
                                   BETWEEN
                           FIRST HEALTH GROUP CORP.
                                     AND
                              JOSEPH E. WHITTERS

 THIS FIRST AMENDMENT is entered into as of the 1st day of November, 2003, by and between First Health Group Corp. ("First Health") and Joseph E. Whitters ("Employee").

 WHEREAS, First Health and Employee have previously entered into that certain Employment Agreement, dated May 1, 1999 (the "Agreement"), under which First Health employs Employee;

 WHEREAS, First Health and Employee desire to amend the Agreement to change Employee's annual salary.

 NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and in the Agreement and other good and valuable consideration, the parties agree to amend the Agreement as follows:

 1. Effective on and after January 1, 2003, the first sentence in Section 5(a) of the Agreement is replaced with the following:

           (a) Salary.  Employee will receive an annual salary of $250,000.

   2. The parties ratify and affirm the Agreement and agree that it is valid as amended herein. The terms of this Amendment shall prevail over any conflict with the terms of the Agreement.

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

 Employee:                        First Health Group Corp.

 _________________________        By: _________________________
 Joseph E. Whitters                   Edward L. Wristen

 Date: ___________________        Title: President & Chief Executive Officer
                                  Date: _______________________